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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 26, 2022

Date of Report (Date of earliest event reported)

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Yuengling’s Ice Cream Corporation (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

00-53450	47-5386867
(Commission File Number)	(IRS Employer Identification No.)

One Glenlake Parkway #650, Atlanta, GA 30328
(Address of principal executive offices)

(404) 805-6044
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	YCRM	OTC

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers.

Yuengling’s Ice Cream Corporation (“Yuengling’s” or the “Company”) announced on October 26, 2022, that Charles Green (“Green”) and Robert C. Bohorad (“Bohorad”) have signed a Letter of Intent (“LOI”) whereas, upon the signing of the Definitive Agreement, Bohorad will resign as President and Chief Executive Officer and become the Chief Operating Officer and Chief Financial Officer and Green will become President, Chief Executive Officer, and a Director. As part of the transaction, Green and Bohorad will receive a combined 25% of the equity carry, which will increase upon reaching certain milestones. The Company expects the Definitive Agreement to be signed within 45 days.

Green, 68, currently serves as Managing Partner of the consulting firm, Desmond Partners. Green has 40+ years in the ice cream, logistics, and consumer packaged goods (CPG) industries. He initially started in ice cream with his cousin and grew their business into the largest independent distributor in the country. Green partnered with Ben & Jerry to become their first distributor outside of Vermont. After consulting to Ben & Jerry’s on expansion, Green accepted a full-time position as Director of Sales. He directed the nation-wide expansion and eventual international expansion in countries such as the UK, Israel and Japan. Green later was promoted to Sr. Director of Sales & Marketing, Distribution, and Franchises. As a Board member, Green negotiated the sale of Ben & Jerry’s to Unilever where he stayed as leader of the integration. Green remained at Unilever as Sr. Vice President and Executive Board Member for Unilever Ice Cream until his retirement. Subsequent to Green’s departure from Unilever, some of his work included CEO of Brigham Ice Cream, CEO of Traders Point Creamery, Co-General Manager and Commercial Manager of Weetabix NA cereal products, CEO Backyard Farms indoor greenhouse, COO of Bongiovi Pasta Sauce, and CEO of Steve’s Ice Cream. Through Chuck’s consulting firm, Desmond Partners, he has worked with numerous other brands, such as Ample Hills, Jenni’s Ice Cream, Sunkist Frozen, G&G Foods, Cold Snap Ice Cream Machines, SoCo Creamery, Barts Ice Cream, and several others.

Bohorad, 50, joined the Company as President and CEO on October 28, 2021 after being Chief Operating Officer of YIC Acquisitions Corp, a wholly-owned subsidiary of the Company. Prior to YIC Acquisitions Corp, Mr. Bohorad was the Chief Financial Officer and Chief Operating Officer of Yuengling’s Ice Cream. Mr. Bohorad earned a Bachelor of Science degree with concentrations in Management and Marketing from the Wharton School of the University of Pennsylvania and a Master of Business Administration from Fordham University’s Gabelli School of Management. Prior to Yuengling’s Ice Cream, Mr. Bohorad worked for several companies in various stages of their life cycles and in numerous capacities, including finance, accounting, business & strategic development, operations, and human resources. While maintaining a diverse background, areas of particular focus include logistics, consumer products, medical devices, and software.

Neither Green nor Bohorad have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, and neither Green nor Bohorad have any familial relationships with executives or directors of the Company.

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Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 26, 2022 Yuengling's Ice Cream Corporation issued a press release. The text of the press release in its entirety is attached herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuengling’s Ice Cream Corporation

By:	/s/ Robert C. Bohorad
Robert C. Bohorad, President, CEO & Secretary

Date:  October 26, 2022

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